                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             ______________________


     Date of Report (Date of earliest event reported)  July 11, 2001
                                                       -------------



                             PLAINS RESOURCES INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


                 Delaware                                     13-2898764
----------------------------------------------            -------------------
      (State of other jurisdiction of                      (I.R.S. Employer
             incorporation)                               Identification No.)


                                     0-9808
                                     ------
                            (Commission File Number)


                          500 Dallas Street, Suite 700
                              Houston, Texas 77002
                    (Address of principal executive offices)
                                   (Zip Code)
       Registrant's telephone number, including area code (713) 654-1414.
                                                          --------------

ITEM 5.  OTHER EVENTS.

       On July 11, 2001, the Board of Directors of Plains Resources Inc. (the "Company") approved a stock repurchase program to repurchase up to five million shares of the Company's common stock. The Company issued a press release to report this repurchase program, which is included as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

        99.1     Press Release issued by the Company on July 12, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PLAINS RESOURCES INC.



Date:  July 16, 2001          /s/ Cynthia A. Feeback
                              ______________________________
                              Cynthia A. Feeback
                              Vice President -- Accounting

                               INDEX TO EXHIBITS
                               -----------------


No.                                      Exhibit
---                                      -------
99.1               Press release issued by the Company on July 12, 2001